UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 29, 2000


                            VDC COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                        001-14281                     061524454
   --------                        ---------                     ---------
(State or other               (Commission File No.)            (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)

                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830
                          ----------------------------
                     (Address of principal executive office)

                                 (203) 869-5100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         See the following press release, dated January 2, 2001, announcing the initiation by VDC Communications, Inc. of massive expense reductions, including the resignation of the C.E.O. and C.F.O.

FOR IMMEDIATE RELEASE

Contact:         Anthony F. DeJesus
                 (973) 621-6660

                  VDC COMMUNICATIONS INITIATES MASSIVE EXPENSE
             REDUCTIONS, INCLUDING RESIGNATION OF C.E.O. AND C.F.O.

         Greenwich, CT: January 2, 2001. VDC Communications, Inc. (AMEX:"VDC") announced that it is undertaking substantial expense reductions necessitated by its continuing negative cash flow, its inability to pay operating expenses, its inability to raise additional capital, and its depleted and inadequate cash position. VDC's current liquidity-constrained circumstances result primarily from: the inability of VDC's recently acquired retail long distance operation to sufficiently reduce its cash losses; and, VDC's inability to raise funds.

         The cutbacks include an approximate 48% staff and operations reduction at the retail long distance unit, the expected elimination of the Los Angeles wholesale switching facility, the ceasing of wholesale long distance operations in general, and a severe curtailment in VDC's corporate overhead. The remaining operations will be consolidated to further reduce cash expenses. As of today, VDC does not know the extent of any charges that will be incurred as a result of these actions.

         In addition, VDC has been in talks with unsecured creditors for months in attempts to settle past due payables. VDC has experienced modest success with certain vendors by finding mutually agreeable compromises. Nevertheless, these settlements have not had a material impact on VDC's balance sheet and, as such, VDC has been unable to complete the proposed financing announced on October 27, 2000. As part of its ongoing plan, VDC will continue to seek compromise of its undisputed accounts payable in the hope of settling with its creditors. VDC will also continue to seek alternatives in regard to improving the balance sheet, including but not limited to: capital raising, and the sale of asset(s).
However, VDC has recently been unsuccessful in raising capital and it is unlikely that asset sales will satisfactorily address VDC's current liquidity situation. VDC is also considering merger and acquisition possibilities.

         In order to maximize reductions, Frederick A. Moran, VDC's Chairman, C.E.O., Secretary, and Director and Clayton F. Moran, VDC's C.F.O. and Treasurer, have resigned. Anthony DeJesus, C.P.A., VDC's Controller, has been appointed Director, Chairman, C.E.O., C.F.O., Secretary and Treasurer by VDC's Board of Directors. Mr. DeJesus joined VDC in July 1998. Prior to joining VDC, Mr. DeJesus had been an audit manager at the accounting firm BDO Seidman, L.L.P. Since July 1998, he has been an integral part of VDC's management team. Since

VDC's continuing operations are substantially those of VDC's retail subsidiary, it is expected that the operating capability will be provided internally by this subsidiary's staff.

         Anthony DeJesus,  VDC's  newly-appointed  Chairman and C.E.O.,  stated:
"Anticipating the international wholesale long distance business' severe industry-wide debacle and the continued predatory tactics of a monopolistically-positioned critical infrastructure vendor, VDC attempted to migrate from a low-growth, margin-squeezed international wholesale business to the higher margin retail domestic long distance business. While VDC has reduced the cash burn rate of its retail long distance operation by about 75% since its June 2000 acquisition, the reductions have proven insufficient in light of VDC's inability to raise additional capital in the currently poor financing environment. It is management's hope that this large cutback in operating expenses will prove sufficient to permit VDC to achieve positive operating cash flow. It is hoped that revenues produced by the existing customer base may prove sufficient to cover substantially reduced expenses. In order to maximize expense reductions, VDC has curtailed its marketing staff by approximately 57%. VDC hopes that the current marketing effort will offset expected customer attrition and possibly generate marginal growth."

         VDC is a long distance telecommunications company providing domestic and international services to retail customers. Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements made by VDC involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of VDC to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: (i) VDC's limited capital and possible bankruptcy; (ii) VDC's ability to operate profitably; (iii) VDC's ability to secure sufficient financing in order to fund its operations; (iv) competitive and other market conditions, including pricing pressure, that may adversely affect the scope of VDC's operations; (v) VDC's dependence on certain key personnel; (vi) VDC's concentration of revenues from a couple of larger customers; (vii) network failure or complications, including service delays; (viii) VDC's ability to successfully integrate potential mergers and/or acquisitions into VDC, including the retention of certain key personnel; (ix) dependence upon a limited number of equipment vendors; (x) network capacity constraints; and, (xi) inherent regulatory, licensing and political risks and other risks as are described from time to time in the SEC reports filed by VDC, including a Registration Statement on Form S-3 (No. 333-46694) and a VDC prospectus dated October 27, 2000. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date made. VDC disclaims any obligation to update any of the forward-looking statements contained herein to reflect any change in VDC's expectation with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 2, 2001             VDC COMMUNICATIONS, INC.


                                   By:  /s/ Anthony F. DeJesus
                                      ------------------------------------------
                                            Anthony F. DeJesus
                                            Chairman and Chief Executive Officer